UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04656

 ELLSWORTH FUND LTD.

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore

ELLSWORTH FUND LTD.

65 Madison Avenue

Morristown, New Jersey 07960-7308

(Name and address of agent for service)

Copy to:

Steven B. King, Esq.

Ballard Spahr LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end:  September 30, 2012

Date of reporting period:  September 30, 2012

ITEM 1.  REPORTS TO STOCKHOLDERS.

Ellsworth Fund Ltd.

2012 Annual Report

September 30, 2012

2012 Annual Report
September 30, 2012

Ellsworth Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through September 30, 2012 with dividends reinvested

	Calendar YTD		Annualized		10 Year Volatility *
		1 Year	5 Years	10 Years

Ellsworth market price	14.30%	18.41%	2.08%	5.34%	15.64%
Ellsworth net asset value	12.01	17.75	2.23	6.09	12.33
Bank of America Merrill Lynch All U.S. Convertibles Index	11.83	16.63	2.80	7.92	12.62
S&P 500® Index	16.44	30.18	1.05	8.01	15.29

Bank of America Merrill Lynch All U.S. Convertibles Index and S&P 500® Index performance in the table above are from Bloomberg L.P. pricing service.

Ellsworth’s performance has not been adjusted for the fiscal 2004 rights offering; net asset value dilution was 2.21%. Performance data represents past results and does not reflect future performance.

* Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price

	Net Asset Values			Market Prices
Qtr. Ended	High	Low	Close	High	Low	Close

12/31/11	$8.04	$7.29	$7.77	$6.79	$6.12	$6.60
3/31/12	8.49	7.84	8.45	7.41	6.69	7.35
6/30/12	8.52	7.80	8.15	7.40	6.72	7.03
9/30/12	8.57	8.06	8.48	7.35	7.00	7.35

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Total	Corporate Deduction #

10/28/11	11/23/11	$0.0610	$—	$0.0610	36%
2/8/12	2/22/12	0.0625	—	0.0625	40
5/16/12	5/30/12	0.0625	—	0.0625	40
8/16/12	8/30/12	0.0625	—	0.0625	40

		$0.2485	$—	$0.2485

# Percentage of each ordinary income distribution qualifying for the corporate dividend received tax deduction.

E L L S W O R T H F U N D L T D . 2 0 1 2 A N N U A L R E P O R T T O S H A R E H O L D E R S

To Our Shareholders

November 13, 2012

          Through much of the year the performance of the convertible securities market was strong, but dropped off in the fall. Additionally, the broader condition of the convertible securities market has been affected by the economy. The appropriate insistence by regulators that most banks reduce their leverage makes strong economic growth less visible, hurting future earnings expectations. Many corporations, seeing the reduced expectations, may continue to seek to reduce their debt levels and fixed charges and not expand operations, making many potential issuers of convertible securities reluctant to come to market.

          Despite the economy we continue to believe that the convertible securities market is a good place to find investments. However, as we said last year, the market has become narrower in scope than it was five years ago. To widen our portfolio we continue the process of expanding the Fund’s investments in common stocks, primarily common stocks with significant dividend yields. At fiscal year end the Fund held 12% of its assets in common stocks with an average yield of 3.99%. While the Fund has over 80% of its assets in convertible securities and should remain highly invested in such securities in the future, common stocks with attractive dividends will be a part of the Fund’s investment strategy for the foreseeable future.

          As of October 31, 2012 Barclays Research has measured the cumulative value of the 520 U.S. domestic convertible securities outstanding at $209 billion with over 80% of the issues in this market in the form of cash pay bonds. The average current yield is 4.2% with an average premium to conversion value of 38.5%. In this low interest rate environment, we find the convertible securities market today to be more attractive than it was earlier this year.

          Issuance of new convertible securities in 2012 has been fitful and has not kept up with our expectations. However, September and October were the best months for issuance so far this year. The market is on a pace to issue $21 billion of convertible securities in 2012, lower than last year’s $25 billion, but there should be more convertibles issued (perhaps over 70) than was the case last year.

          Performance for Ellsworth Fund’s fourth fiscal quarter of 2012 (ended September 30) was enhanced by exposure to the Pharmaceuticals and Commercial Banks industries. Performance was held back, however, by the Fund’s exposure to the Software and Food Products industries. When adjusted for expenses and dilution to make performance comparable to the Bank of America Merrill Lynch All U.S. Convertibles Index (BAML Index), the Fund’s net assets outperformed the BAML Index for the calendar year-to-date, one-, three-, and five-year periods, but underperformed for the ten-year period ended September 30, 2012. The Fund’s market return outperformed the BAML Index for the calendar year-to-date and one- and three-year periods but underperformed for the five- and ten-year periods ended September 30, 2012.

          Ellsworth invests in convertible securities to provide total returns to shareholders that compare favorably to those provided by equity markets, but with less volatility. We therefore note that the BAML Index and the Fund’s net asset value were less volatile than the S&P 500® Index as measured by their 10-year standard deviations. Moreover, they outperformed that common stock index over five years.

continued on the following page

E L L S W O R T H F U N D L T D . 2 0 1 2 A N N U A L R E P O R T T O S H A R E H O L D E R S

To Our Shareholders (continued)

          We have put an updated version of our White Paper on Convertible Securities on our website. This document is intended to provide a solid introduction to the U.S. convertible securities market.

          At its October 15, 2012 meeting, the Board of Trustees of the Fund declared a distribution of $0.075 per share, consisting of undistributed net investment income. The distribution will be payable on November 21, 2012 to shareholders of record on October 26, 2012.

          In recent years the Fund’s shares have been trading at a discount to the NAV of the Fund. To take advantage of this difference, we encourage shareholders to consider participating in the Fund’s Dividend Reinvestment Plan. The plan reinvests the Fund’s dividends at the lesser of market value or NAV (up to a 5% discount to the market price) which allows shareholders to take some of the discount and use it to add to their performance. More details are available in the Miscellaneous Notes section of this report.

          The 2012 annual meeting of shareholders will be held on January 18, 2013. Information about the location of the meeting will be included in the proxy statement, scheduled to be mailed to shareholders on November 29, 2012. All shareholders are welcome to attend and we hope to see you there.

Thomas H. Dinsmore
Chairman of the Board

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Largest Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets

Intel Corp. Intel is a semiconductor chip maker. The company is engaged in developing advanced integrated digital technology products, primarily integrated circuits, for industries such as computing and communications.	$2,876,250	2.5%

Verizon Communications Inc. Verizon is a holding company, and through its subsidiaries is a provider of communications services. These include wireless voice and data services and equipment sales, and voice, Internet access, broadband video and data which are provided to consumer, business and government customers across the United States.	2,734,200	2.4

Gilead Sciences, Inc. Gilead Sciences is a research-based biopharmaceutical company that discovers, develops and commercializes medicines. Gilead’s primary areas of focus include human immunodeficiency virus (HIV)/AIDS, liver diseases, and cardiovascular/metabolic and respiratory conditions.	2,701,875	2.4

AT&T Inc. AT&T Inc. is a holding company, and provides telecommunications services in the United States and worldwide. These services include wireless communications, local exchange services, long-distance services, data/broadband and Internet services, video services, managed networking, wholesale services and directory advertising and publishing.	2,639,000	2.3

Wells Fargo & Company Wells Fargo is a diversified financial services company, providing retail, commercial and corporate banking services through banking stores located in 39 states and the District of Columbia.	2,476,000	2.2

EMC Corp. EMC and its subsidiaries develop, deliver and support the information technology (IT) industry’s range of information infrastructure technologies and solutions.	2,410,626	2.1

Nuance Communications, Inc. Nuance is a provider of speech, imaging and keypad solutions for businesses, organizations and consumers worldwide. The company’s solutions are used for tasks and services, such as requesting information from a phone-based, self-service solution, dictating medical records, searching the mobile Web by voice, entering a destination into a navigation system, or working with portable document format (PDF) documents.	2,156,250	1.9

United Technologies Corp. United Technologies provides high technology products and services to the building systems and aerospace industries worldwide.	1,963,500	1.7

Chesapeake Energy Corp.	1,824,375	1.6
Produces oil and natural gas. The company’s operations are focused on developmental drilling and producing property acquisitions in onshore natural gas producing areas of the United States and Canada.

Total	$21,782,076	19.1%

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Major Industry Exposure

% Total Net Assets

Semiconductor Equipment	10.3%
Pharmaceuticals	7.5
Software	6.9
Biotechnology	6.4
Oil, Gas & Consumable Fuels	5.6
Diversified Telecommunication Services	5.3
Insurance	4.3
Metals & Mining	4.2
Commercial Banks	3.7
Computers & Peripherals	3.1

Total	57.3%

Major Portfolio Changes by underlying common stock
Six months ended September 30, 2012

ADDITIONS	REDUCTIONS

ConocoPhillips	Amylin Pharmaceuticals, Inc.

DFC Global Corp.	Anixter International Inc.

Endo Health Solutions Inc.	Citigroup Inc.

Exelixis, Inc.	Dole Food Company, Inc.

Genesee & Wyoming Inc.	EMC Corp.

Hornbeck Offshore Services, Inc.	Equinix, Inc.

ISIS Pharmaceuticals, Inc.	Euronet Worldwide, Inc.

Jarden Corp.	Liberty Interactive Corp. (CBS/VIA)

LifePoint Hospitals, Inc.	NetApp Inc.

Linear Technology Corp.	Oil States International, Inc.

Medicis Pharmaceutical Corp.	Omnicom Group Inc.

Prospect Capital Corp.	Onyx Pharmaceuticals, Inc.

Take-Two Interactive Software, Inc.	SanDisk Corp.

Tibco Software Inc.	SBA Communications Corp.

Titan Machinery Inc.	United Therapeutics Corp.

United Technologies Corp.	Vale SA

E L L S W O R T H F U N D L T D . 2 0 1 2 A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio of Investments September 30, 2012

	Principal Amount	Identified Cost	Value (Note 1)

CONVERTIBLE BONDS AND NOTES - 61.1%

Airlines - 1.2%
Hawaiian Holdings, Inc., 5.00%, Due 3/15/16, (BB)	$1,375,000	$1,405,952	$1,427,422

Biotechnology - 6.4%
Amgen Inc., 0.375%, Due 2/1/13, (A)	1,000,000	998,781	1,117,500
Cubist Pharmaceuticals, Inc., 2.25%, Due 6/15/13, (A)	750,000	747,047	1,160,156
Exelixis, Inc., 4.25%, Due 8/15/19, (NR)	500,000	510,649	523,750
Gilead Sciences, Inc., 1.00%, Due 5/1/14, (A)	750,000	765,055	1,132,500
Gilead Sciences, Inc., 1.625%, Due 5/1/16, (A)	1,000,000	1,084,254	1,569,375
Isis Pharmaceuticals, Inc., 2.75%, Due 10/1/19, (NR) (1)	600,000	626,404	690,000
Regeneron Pharmaceuticals Inc., 1.875%, Due 10/1/16, (BBB)	250,000	245,913	477,812
Vertex Pharmaceuticals, Inc. 3.35%, Due 10/1/15, (BBB)	500,000	551,708	644,688

		5,529,811	7,315,781

Capital Markets - 1.3%
Knight Capital Group, Inc., 3.50%, Due 3/15/15, (BB)	500,000	501,018	454,375
Prospect Capital Corp., 5.75%, Due 3/15/18, (NR) (1)	1,000,000	980,397	1,019,375

		1,481,415	1,473,750

Communications Equipment - 1.0%
Finisar Corp., 5.00%, Due 10/15/29, (NR)	75,000	76,999	127,172
InterDigital, Inc., 2.50%, Due 3/15/16, (NR)	1,000,000	1,036,660	1,046,875

		1,113,659	1,174,047

Computers & Peripherals - 3.1%
EMC Corp., 1.75%, Due 12/1/13, (A)	1,400,000	1,465,064	2,410,626
NetApp Inc., 1.75%, Due 6/1/13, (BBB)	500,000	560,636	571,875
SanDisk Corp., 1.50%, Due 8/15/17, (BB)	500,000	497,768	568,438

		2,523,468	3,550,939

Construction Materials - 0.9%
CEMEX S.A.B. de C.V., 4.875%, Due 3/15/15, (NR)	1,000,000	1,022,427	995,625

Consumer Finance - 0.5%
DFC Global Corp., 3.25%, Due 4/15/17, (B) (1)	500,000	507,721	534,062

Diversified Telecommunication Services - 0.6%
Alaska Communications Systems Inc., 6.25%, Due 5/1/18, (B)	1,000,000	924,618	681,875

Electrical Equipment - 0.9%
General Cable Corp., 4.50%, Due 11/15/29, (B) (2)	1,000,000	1,161,456	1,075,000

Electronic Equipment, Instruments & Components - 0.2%
Anixter International Inc., 1.00%, Due 2/15/13, (B)	250,000	252,895	273,594

Energy Equipment & Services - 0.4%
Hornbeck Offshore Services, Inc., 1.50%, Due 9/1/19, (NR) (1)	500,000	507,670	504,688

Food Products - 0.4%
Chiquita Brands International, 4.25%, Due 8/15/16, (B)	581,000	568,235	513,459

Health Care Equipment & Supplies - 1.6%
Chemed Corp., 1.875%, Due 5/15/14, (A)	890,000	884,301	942,288
Insulet Corp., 3.75%, Due 6/15/16, (BBB)	750,000	762,624	838,125

		1,646,925	1,780,413

Health Care Providers & Services - 0.5%
Lifepoint Hospitals, Inc., 3.50%, Due 5/15/14, (B)	500,000	527,162	545,938

Hotels, Restaurants & Leisure - 2.1%
Home Inns & Hotels Management Inc., 2.00%, Due 12/15/15, (NR)	500,000	500,000	425,312
MGM Resorts International, 4.25%, Due 4/15/15, (B)	1,000,000	1,003,203	1,041,875
Morgans Hotel Group Co., 2.375%, Due 10/15/14, (B)	1,000,000	1,008,763	920,000

		2,511,966	2,387,187

Household Durables - 0.9%
Jarden Corp., 1.875%, Due 9/15/18, (B) (1)	1,000,000	1,008,078	1,030,000

continued

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Portfolio of Investments September 30, 2012 (continued)

	Principal Amount	Identified Cost	Value (Note 1)

CONVERTIBLE BONDS AND NOTES - continued

Insurance - 3.1%
AmTrust Financial Services, Inc., 5.50%, Due 12/15/21, (AAA)	$1,000,000	$1,000,000	$1,156,250
National Financial Partners Corp., 4.00%, Due 6/15/17, (BBB)	750,000	750,000	1,102,969
Tower Group, Inc., 5.00%, Due 9/15/14, (A)	1,250,000	1,302,392	1,290,625

		3,052,392	3,549,844

Internet & Catalog Retail - 1.3%
Priceline.com Inc., 1.25%, Due 3/15/15, (BBB) (1)	450,000	908,349	941,062
Priceline.com Inc., 1.00%, Due 3/15/18, (BBB) (1)	500,000	497,723	539,375

		1,406,072	1,480,437

Internet Software & Services - 2.2%
Digital River, Inc., 2.00%, Due 11/1/30, (BBB)	1,100,000	1,098,489	1,056,000
Equinix, Inc., 3.00%, Due 10/15/14, (B)	750,000	862,999	1,478,438

		1,961,488	2,534,438

IT Services - 0.7%
CSG Systems International, Inc., 3.00%, Due 3/1/17, (A)	650,000	640,292	755,219

Machinery - 0.6%
Chart Industries, Inc., 2.00%, Due 8/1/18, (B)	500,000	502,373	655,625

Marine - 0.8%
DryShips Inc., 5.00%, Due 12/1/14, (BB)	500,000	500,000	415,625
Ultrapetrol (Bahamas) Ltd., 7.25%, Due 1/15/17, (NR)	750,000	756,725	462,188

		1,256,725	877,813

Metals & Mining - 3.7%
A.M. Castle & Co., 7.00%, Due 12/15/17, (B) (1)	250,000	250,000	355,000
Kaiser Aluminum Corp., 4.50%, Due 4/1/15, (BB)	1,000,000	1,012,766	1,350,600
Newmont Mining Corp., 1.625%, Due 7/15/17, (BBB)	500,000	637,278	727,188
Northgate Minerals Corp., 3.50%, Due 10/1/16, (NR)	600,000	604,472	620,250
RTI International Metals, Inc., 3.00%, Due 12/1/15, (BB)	600,000	618,507	629,625
United States Steel Corp., 4.00%, Due 5/15/14, (BB)	500,000	579,014	507,812

		3,702,037	4,190,475

Oil, Gas & Consumable Fuels - 1.2%
Endeavour International Corp., 5.50%, Due 7/15/16, (CCC)	500,000	500,000	474,688
Goodrich Petroleum Corp., 5.00%, Due 10/1/29, (CCC)	1,000,000	1,013,638	941,875

		1,513,638	1,416,563

Pharmaceuticals - 3.4%
Endo Health Solutions, Inc., 1.75%, Due 4/15/15, (BB)	750,000	933,067	917,344
The Medicines Company, 1.375%, Due 6/1/17, (A) (1)	250,000	250,000	282,188
Medicis Pharmaceutical Corp., 1.375%, Due 6/1/17, (NR)	500,000	500,000	540,312
Mylan Inc., 3.75%, Due 9/15/15, (BB)	750,000	1,128,909	1,439,531
Salix Pharmaceuticals Ltd., 2.75%, Due 5/15/15, (BBB)	500,000	517,396	587,812
Salix Pharmaceuticals Ltd., 1.50%, Due 3/15/19, (BBB) (1)	125,000	125,000	121,719

		3,454,372	3,888,906

Real Estate Investment Trusts - 2.6%
Annaly Capital Management, Inc., 4.00%, Due 2/15/15, (BB)	750,000	745,160	956,718
Corporate Office Properties Trust, 4.25%, Due 4/15/30, (NR)	500,000	495,395	505,625
Lexington Realty Trust, 6.00%, Due 1/15/30, (NR)	1,000,000	1,000,000	1,457,500

		2,240,555	2,919,843

Semiconductors & Semiconductor Equipment - 9.7%
GT Advanced Technologies, Inc., 3.00%, Due 10/1/17, (BB)	250,000	250,000	249,125
Intel Corp., 2.95%, Due 12/15/35, (A) (2)	1,500,000	1,893,964	1,638,750
Intel Corp., 3.25%, Due 8/1/39, (A) (2)	1,000,000	1,102,952	1,237,500
JinkoSolar Holding Co. Ltd., 4.00%, Due 5/15/16, (NR)	500,000	500,000	207,500
Lam Research Corp., 1.25%, Due 5/15/18, (BBB)	500,000	474,514	485,625
Linear Technology Corp., 3.00%, Due 5/1/27, (AA) (2)	1,000,000	1,039,662	1,040,625
Micron Technology, Inc., 3.125%, Due 5/1/32, (BB) (1)	1,000,000	980,473	933,750
Micron Technology, Inc., 1.50%, Due 8/1/31, (BB)	625,000	581,328	560,938
Novellus Systems, Inc., 2.625%, Due 5/15/41, (BBB) (2)	250,000	260,358	277,350
Photronics, Inc., 3.25%, Due 4/1/16, (BBB)	500,000	495,776	488,750
Renesola Ltd., 4.125%, Due 3/15/18, (NR)	500,000	500,000	262,500
Rudolph Technologies Inc., 3.75%, Due 7/15/16, (BBB)	500,000	500,000	551,875
SunPower Corp., 4.75%, Due 4/15/14, (B)	500,000	527,120	476,250

continued

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E L L S W O R T H F U N D L T D . 2 0 1 2 A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio of Investments September 30, 2012 (continued)

	Principal Amount	Identified Cost	Value (Note 1)

CONVERTIBLE BONDS AND NOTES - continued

Semiconductors & Semiconductor Equipment - continued
SunPower Corp., 4.50%, Due 3/15/15, (B)	$1,250,000	$1,264,610	$1,154,687
Trina Solar Ltd., 4.00%, Due 7/15/13, (NR)	1,000,000	985,822	895,000
Xilinx, Inc., 2.625%, Due 6/15/17, (BBB)	500,000	551,931	656,875

		11,908,510	11,117,100

Software - 5.9%
Electronic Arts, 0.75%, Due 7/15/16, (BBB)	500,000	469,019	458,750
Mentor Graphics Corp., 4.00%, Due 4/1/31, (A)	250,000	253,272	282,187
Microsoft Corp., 0.00%, Due 6/15/13, (AAA) (3)	500,000	500,000	523,125
Nuance Communications, Inc., 2.75%, Due 8/15/27, (BB)	1,500,000	1,595,854	2,156,250
Rovi Corp., 2.625%, Due 2/15/40, (B)	1,000,000	1,114,886	994,375
THQ Inc., 5.00%, Due 8/15/14, (CC)	750,000	723,159	435,000
Take-Two Interactive Software, Inc., 1.75%, Due 12/1/16, (BB) (1)	500,000	444,063	469,375
TeleCommunication Systems, Inc., 4.50%, Due 11/1/14, (NR)	1,000,000	972,033	885,000
Tibco Software Inc., 2.25%, Due 5/1/32, (A) (1)	500,000	484,523	515,000

		6,556,809	6,719,062

Textiles, Apparel & Luxury Goods - 0.7%
Iconix Brand Group, Inc., 2.50%, Due 6/1/16, (BBB) (1)	750,000	736,278	749,062

Trading Companies & Distributors - 1.6%
Kaman Corp., 3.25%, Due 11/15/17, (BBB)	500,000	523,678	624,062
Titan International, Inc., 5.625%, Due 1/15/17, (B)	375,000	384,907	752,812
Titan Machinery Inc., 3.75%, Due 5/1/19, (B) (1)	500,000	516,521	440,938

		1,425,106	1,817,812

Wireless Telecommunications Services - 1.6%
SBA Communications Corp., 4.00%, Due 10/1/14, (NR)	500,000	615,079	1,061,875
SBA Communications Corp., 1.875%, Due 5/1/13, (NR)	500,000	511,478	762,500

		1,126,557	1,824,375

TOTAL CONVERTIBLE BONDS AND NOTES		64,176,662	69,760,354

CONVERTIBLE PREFERRED STOCK - 11.9%

	Shares

Commercial Banks - 3.7%
Fifth Third Bancorp, 8.50%, (BB)	12,000	1,699,635	1,706,250
Wells Fargo & Co., 7.50%, (BBB)	2,000	1,262,262	2,476,000

		2,961,897	4,182,250

Diversified Financial Services - 1.5%
Bank of America Corp., 7.25%, (BB)	1,600	1,390,555	1,744,000

Food Products - 0.7%
Bunge Ltd., 4.875%, (BB)	7,500	669,375	731,201

Machinery - 1.1%
Stanley Black & Decker, Inc., 4.75%, (BBB)	10,000	1,060,250	1,256,200

Media - 0.9%
Interpublic Group of Companies, Inc., 5.25%, (B)	1,000	1,019,311	1,053,000

Oil, Gas & Consumable Fuels - 1.7%
Chesapeake Energy Corp., 5.75%, (B)	2,050	1,779,587	1,901,375
Whiting Petroleum Corp., 6.25%, (B)	131	13,075	28,879

		1,792,662	1,930,254

Real Estate Investment Trusts - 0.5%
Health Care REIT, Inc., 6.50%, (BB)	10,000	500,000	551,200

Speciality Retail - 0.8%
Amerivon Holdings LLC, 4.00%, (NR) (1,4,5)	594,409	1,500,000	885,669
Amerivon Holdings LLC, common equity units, (NR) (1,4,5)	272,728	0	32,727

		1,500,000	918,396

Thrifts & Mortgage Finance - 1.0%
New York Community Capital Trust V, 6.00%, (BB)	24,000	1,043,554	1,183,440

TOTAL CONVERTIBLE PREFERRED STOCK		11,937,604	13,549,941

S e e   a c c o m p a n y i n g  n o t e s  t o  f i n a n c i a l  s t a t e m e n t s

E L L S W O R T H F U N D L T D . 2 0 1 2 A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio of Investments September 30, 2012 (continued)

	Shares	Identified Cost	Value (Note 1)

MANDATORY CONVERTIBLE SECURITIES - 11.2% (6)

Aerospace & Defense - 1.7%
United Technologies Corp., 7.50%, Due 8/1/22, (BBB)	35,000	$1,862,006	$1,963,500

Automobiles - 1.3%
General Motors Co., 4.75%, Due 12/1/13, (NR)	40,000	2,063,356	1,491,200

Diversified Financial Services - 0.6%
Citigroup Inc., 7.50%, Due 12/15/12, (BBB)	7,000	836,692	678,860

Electric Utilities - 2.5%
NextEra Energy, Inc., 7.00%, Due 9/1/13, (NR)	20,000	1,002,500	1,095,000
NextEra Energy, Inc., 5.599%, Due 6/1/17, (NR)	7,500	356,250	385,838
PPL Corp., 8.75%, Due 5/1/19, (NR)	25,000	1,347,450	1,367,500

		2,706,200	2,848,338

Insurance - 1.2%
MetLife, Inc., 5.00%, Due 10/8/14, (BBB)	20,000	1,519,450	1,380,800

IT Services - 0.6%
Unisys Corp., 6.25%, Due 3/1/14, (B)	10,000	783,479	621,300

Metals & Mining - 0.2%
AngloGold Ashanti Ltd., 6.00%, Due 9/15/13, (NR)	5,900	298,465	245,381

Oil, Gas & Consumable Fuels - 1.3%
Apache Corp., 6.00%, Due 8/1/13, (A)	30,000	1,648,296	1,459,500

Road & Rail - 1.2%
Genesee & Wyoming, Inc., 5.00%, Due 10/1/15, (NR)	7,500	775,375	781,875
2010 Swift Mandatory Common Exchange Security Trust, 6.00%, Due 12/31/13, (NR)	70,000	796,350	624,358

		1,571,725	1,406,233

Semiconductors & Semiconductor Equipment - 0.6%
UBS AG Exchangeable Note (GTAT), 6.75%, Due 9/15/13, (A)	40,000	945,823	738,752

TOTAL MANDATORY CONVERTIBLE SECURITIES (6)		14,235,492	12,833,864

PREFERRED STOCK - 0.3%

Metals & Mining - 0.3%
Vale/P, 1.91%, (NR)	20,145	542,536	349,717

COMMON STOCK - 11.9%

Diversified Telecommunication Services - 4.7%
AT&T Inc.	70,000	2,024,136	2,639,000
Verizon Communications Inc.	60,000	1,842,540	2,734,200

		3,866,676	5,373,200

Media - 0.7%
Walt Disney Co.	15,000	454,782	784,200

Oil, Gas & Consumable Fuels - 1.4%
ConocoPhillips	26,782	1,668,254	1,531,395

Pharmaceuticals - 4.1%
Abbott Laboratories	18,000	900,390	1,234,080
Bristol Myers Squibb Co.	30,000	847,962	1,012,500
Merck & Co., Inc.	32,651	1,185,790	1,472,560
Pfizer Inc.	40,000	923,760	994,000

		3,857,902	4,713,140

Software - 1.0%
Microsoft Corp.	40,000	1,017,446	1,191,200

TOTAL COMMON STOCK		10,865,060	13,593,135

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E L L S W O R T H F U N D L T D . 2 0 1 2 A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio of Investments September 30, 2012 (continued)

	Identified Cost	Value (Note 1)

Total Convertible Bonds and Notes - 61.1%	$64,176,662	$69,760,354
Total Convertible Preferred Stock - 11.9%	11,937,604	13,549,941
Total Mandatory Convertible Securities - 11.2%	14,235,492	12,833,864
Total Preferred Stock - 0.3%	542,536	349,717
Total Common Stock - 11.9%	10,865,060	13,593,135

Total Investments - 96.4%	$101,757,354	110,087,011

Other Assets and Liabilities, Net - 3.6%		4,066,882

Total Net Assets - 100.0%		$114,153,893

(1)

Security not registered under the Securities Act of 1933, as amended (the “Securities Act”) (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at September 30, 2012 was $10,043,990, which represented 8.8% of the Fund’s net assets.

(2)	Contingent payment debt instrument which accrues contingent interest. See Note 1(e).

(3)	Non-income producing security.

(4)

Investment is valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $918,396 at September 30, 2012, which represented 0.8% of the Fund’s net assets.

(5)

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of September 30, 2012, the Fund was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Price per Share	Value	% Net Assets

Amerivon Holdings LLC series A cv. pfd.	April 1, 2010	594,409	$1,500,000	$1.328	$885,669	0.8%
Amerivon Holdings LLC common equity units	April 1, 2010	272,728	0	0.010	32,727	0.0%

(6)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 1(i).

Portfolio Ratings:	Summary of Portfolio Ratings *
		% of Portfolio
Where a security is rated by Standard & Poor’s (S&P), such rating appears in parentheses next to such security (but without any applicable + or - that might apply).
	AAA	1
	AA	4
Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings to be functionally equivalent to one another, the S&P rating appears in parentheses next to such security (but without any applicable + or - that might apply).	A	20
	BBB	19
	BB	21
	B	12
Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings not to be functionally equivalent to one another, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or -that might apply).	CCC & below	3
	Not Rated	20

	* Excludes equity securities and cash.

          Where a security is not rated by S&P, but is rated by at least one other rating agency, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply). NR is used whenever a rating is unavailable.

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E L L S W O R T H F U N D L T D . 2 0 1 2 A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

September 30, 2012
Assets:
Investments at value (cost $101,757,354) (Note 1)	$110,087,011
Cash	3,188,943
Receivable for securities sold	1,306,123
Dividends and interest receivable	664,964
Other assets	32,141

Total assets	115,279,182

Liabilities:
Payable for securities purchased	1,011,005
Accrued management fee (Note 2)	77,010
Accrued expenses	37,274

Total liabilities	1,125,289

Net Assets:	$114,153,893

Net Assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$134,538
Additional paid-in capital	117,693,039
Accumulated net investment income loss	(407,345)
Accumulated net realized loss from investment transactions	(11,595,996)
Unrealized appreciation on investments	8,329,657

Net Assets	$114,153,893

Net asset value per share ($114,153,893 ÷ 13,453,777 outstanding shares)	$8.48

Statement of Operations
For the Year Ended September 30, 2012

Investment Income (Note 1):
Interest	$1,533,321
Dividends	2,229,747

Total Income	3,763,068

Expenses (Note 2):
Management fee	801,011
Custodian	12,574
Transfer agent	26,458
Legal fees	60,774
Audit fees	40,200
Trustees’ fees	82,000
Administrative services fees	54,856
Reports to shareholders	37,451
Insurance	27,839
Other	47,955

Total Expenses	1,191,118

Net Investment Income	2,571,950

Realized and Unrealized Gain on Investments:
Net realized loss from investment transactions	(2,147,504)
Net unrealized appreciation (depreciation) of investments	16,769,222

Net gain on investments	14,621,718

Net Increase in Net Assets Resulting from Operations	$17,193,668

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E L L S W O R T H F U N D L T D . 2 0 1 2 A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets
For the Years Ended September 30, 2012 and 2011

	2012	2011

Change in net assets from operations:
Net investment income	$2,571,950	$2,981,981
Net realized gain (loss) from investment transactions	(2,147,504)	4,883,644
Net change in unrealized appreciation (depreciation) of investments	16,769,222	(11,031,595)

Net change in net assets resulting from operations	17,193,668	(3,165,970)

Distributions to shareholders from:
Net investment income	(3,340,636)	(3,402,358)
Net realized gain on investments	—	—

Total distributions	(3,340,636)	(3,402,358)

Capital share transactions (Note 3)	293,079	343,391

Change in net assets	14,146,111	(6,224,937)

Net assets at beginning of year	100,007,782	106,232,719

Net assets at end of year	$114,153,893	$100,007,782

Undistributed net investment income at end of year	$(407,345)	$477,628

Financial Highlights Selected data for a share of beneficial interest outstanding:

	Year Ended September 30,

	2012	2011	2010	2009	2008

Operating Performance:
Net asset value, beginning of year	$7.46	$7.95	$7.15	$7.18	$10.27

Net investment income	0.19	0.22	0.26	0.33	0.31
Net realized and unrealized gain (loss)	1.08	(0.46)	0.84	(0.04)	(2.24)

Total from investment operations	1.27	(0.24)	1.10	0.29	(1.93)
Less Distributions:
Dividends from net investment income	(0.25)	(0.25)	(0.30)	(0.32)	(0.33)
Distributions from realized gains	—	—	—	—	(0.83)

Total distributions	(0.25)	(0.25)	(0.30)	(0.32)	(1.16)

Net asset value, end of year	$8.48	$7.46	$7.95	$7.15	$7.18

Market value, end of year	$7.35	$6.43	$7.17	$6.16	$5.30
Total Return (a):
Market value (%)	18.41	(7.13)	21.9	23.9	(33.3)
Net asset value (%)	17.75	(2.82)	16.4	6.1	(21.0)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$114,154	$100,008	$106,233	$94,973	$94,497
Ratio of expenses to average net assets (%)	1.1	1.1	1.1	1.2	1.1
Ratio of net investment income to average net assets (%)	2.3	2.6	3.5	5.5	3.6
Portfolio turnover rate (%)	39	47	62	71	61

(a)

Market value total return is calculated assuming a purchase of Fund shares on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Automatic Dividend Investment and Cash Payment Plan. Net asset value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

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E L L S W O R T H F U N D L T D . 2 0 1 2 A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization - Ellsworth Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

(b) Indemnification - Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(c) Security Valuation - Investments in securities traded on a national securities exchange are valued at market using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted unadjusted prices for identical instruments in active markets.

Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, and those received from an independent pricing service.

Level 3 - Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The net change in unrealized appreciation (depreciation) from Level 3 investments held as of September 30, 2012 was $46,529 and is included in net unrealized appreciation (depreciation) of investments on the Statement of Operations. Transfers into, or out of, Level 3 are valued utilizing values as of the end of the period. Transfers into Level 3 were due to a decline in market activity (e.g., frequency of trades), which resulted in a lack of available market inputs to determine price.

E L L S W O R T H F U N D L T D . 2 0 1 2 A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used to value the net assets of Ellsworth Fund Ltd. as of September 30, 2012:

	Level 1	Level 2	Level 3	Total

Investments in Securities:
Common Stock:
Diversified Telecomm. Services	$5,373,200	$—	$—	$5,373,200
Media	784,200	—	—	784,200
Oil, Gas & Consumable Fuels	1,531,395	—	—	1,531,395
Pharmaceuticals	4,713,140	—	—	4,713,140
Software	1,191,200	—	—	1,191,200

Total Common Stocks	13,593,135	—	—	13,593,135

Convertible Bonds and Notes	—	69,760,354	—	69,760,354
Convertible Preferred Stock	—	12,631,545	918,396	13,549,941
Mandatory Convertible Securities	—	12,833,864	—	12,833,864
Preferred Stock	—	349,717	—	349,717

Total Investments	$13,593,135	$95,575,480	$918,396	110,087,011

The following is a reconciliation of assets for which level 3 inputs were used in determining value:

	Convertible Bonds and Notes	Convertible Preferred Stock	Total

Beginning balance	$894,675	$763,585	$1,658,260
Proceeds from sales	(886,642)	—	(886,642)
Gain/loss	100,249	—	100,249
Change in unrealized appreciation (depreciation)	(108,282)	154,811	46,529
Net transfers in/out of level 3	—	—	—

Ending balance	$—	$918,396	$918,396

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in an out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements

E L L S W O R T H F U N D L T D . 2 0 1 2 A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

(d) Federal Income Taxes - The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by taxing authorities. Management of the Fund has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Fund’s 2012 tax returns. The major tax authority for the Fund is the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to approximately five cents per share for the twelve months ended September 30, 2012. In addition, Federal tax regulations require the Fund to reclassify realized gains (losses) on contingent payment debt instruments to interest income. At September 30, 2012, there were unrealized losses of approximately one cent per share on contingent payment debt instruments.

(f) Distributions to Shareholders - Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended September 30, 2012 and 2011 were as follows:

	2012	2011

Ordinary income	$3,340,636	$3,402,358
Net realized gain on investments	—	—

	$3,340,636	$3,402,358

At September 30, 2012, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$13,861,569
Unrealized depreciation	(6,664,777)

Net unrealized appreciation	7,196,792

Undistributed ordinary income	794,400
Capital loss carryforward	(9,344,507)
Other losses	(2,320,369)

Total distributable net earnings	($3,673,684)

Cost for federal income tax purposes	$102,890,219

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable to differing methods of recognizing interest and ordinary income on bonds for tax purposes.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at September 30, 2012, the Fund had unused capital loss carryforwards of $9,203,598 which expire in 2018 and $140,909 long-term loss with no expiration date, available for federal income tax purposes to offset net realized capital gains. At September 30, 2012, the Fund deferred, on a tax basis, Post October losses of $2,320,369.

E L L S W O R T H F U N D L T D . 2 0 1 2 A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(g) Regulated Investment Company Modernization Act - On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Modernization Act:) was signed into law. The Modernization Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”).

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

(h) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(i) Market Risk - It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $12,833,864 at September 30, 2012, representing 11.2% of net assets.

(j) Reclassification of Capital Accounts - Accounting principles generally accepted in the United States require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. At September 30, 2012 the Fund increased net investment income loss by $116,287 and decreased accumulated net realized loss on investments by $116,287.

NOTE 2 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

NOTE 3 - PORTFOLIO ACTIVITY

At September 30, 2012, there were 13,453,777 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the twelve months ended September 30, 2012, 44,676 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $293,079. Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $42,033,632 and $41,173,040, respectively, for the twelve months ended September 30, 2012.

NOTE 4 - SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

E L L S W O R T H F U N D L T D . 2 0 1 2 A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Ellsworth Fund Ltd.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Ellsworth Fund Ltd. (the “Fund”) as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ellsworth Fund Ltd. as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2012

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Miscellaneous Notes (unaudited)

Automatic Dividend Investment and Cash Payment Plan

The Fund has an Automatic Dividend Investment and Cash Payment Plan (the “Plan”). Any shareholder may elect to join the Plan by sending an application to American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 (the “Plan Agent”). You may also obtain information about the Plan, as well as the Plan application, by calling the Plan Agent toll free at (888) 888-0314. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker’s “street name” and re-registered in your own name. Shareholders should also contact their broker to determine whether shares acquired through participation in the Plan can be transferred to another broker and thereafter, whether the shareholder can continue to participate in the Plan.

Under the Plan, all dividends and distributions are automatically invested in additional Fund shares. Depending on the circumstances, shares may either be issued by the Fund or acquired through open market purchases at the current market price or net asset value, whichever is lower (but not less than 95% of market price). For shareholder distributions made with respect to income earned during each of the first three fiscal quarters, when the market price of a share of Fund beneficial shares is lower than such share’s net asset value, the Plan Agent will combine the distributions of all Plan participants and purchase shares in the open market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service. For shareholder distributions made with respect to capital gains realized during the fiscal year and income earned during the fourth fiscal quarter, when the market price of a share of Fund shares is lower than such share’s net asset value, the Fund will issue shares at the market price.

All dividends and distributions made by the Fund (including capital gain dividends and dividends designated as qualified dividend income, which are eligible for taxation at lower rates) remain taxable to Plan participants, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund through open market purchases or through the issuance of new shares. Plan participants will be treated as receiving the cash used to purchase shares on the open market and, in the case of any dividend or distribution made in the form of newly issued shares, will be treated as receiving an amount equal to the fair market value of such shares as of the reinvestment date. Accordingly, a shareholder may incur a tax liability even though such shareholder has not received a cash distribution with which to pay the tax.

Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Plan Agent, to be combined with other Plan monies, for purchase of additional Fund shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Plan Agent in your dividend reinvestment account. You may deposit with the Plan Agent any Fund share certificates you hold, for a one-time fee of $7.50.

At any time, a Plan participant may instruct the Plan Agent to liquidate all or any portion of such Plan participant’s account. To do so, a Plan participant must deliver written notice to the Plan Agent prior to the record date of any dividend or distribution requesting either liquidation or a share certificate. The Plan Agent will combine all liquidation requests it receives from Plan participants on a particular day and will then sell shares of the Fund that are subject to liquidation requests in the open market. The amount of proceeds a Plan participant will receive shall be determined by the average sales price per share, after deducting brokerage commissions, of all shares sold by the Plan Agent for all Plan participants who have given the Plan Agent liquidation requests.

The Plan Agent or the Fund may terminate the Plan for any reason at any time by sending written notice addressed to the Plan participant’s address as shown on the Plan Agent’s records. Following the date of termination, the Plan Agent shall send the Plan participant either the proceeds of liquidation, or a share certificate or certificates for the full shares held by the Plan Agent in the Plan participant’s account. Additionally, a check will be sent for the value of any fractional interest in the Plan participant’s account based on the market price of the Fund’s shares on that date.

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Miscellaneous Notes (unaudited)(continued)

Notice of Privacy Policy
The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For More Information About Portfolio Holdings
In addition to the semi-annual and annual reports that Ellsworth delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Ellsworth does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however, the schedules are available without charge, upon request, by calling (800) 914-1177 or at the Fund’s public website, www.ellsworthfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record
The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177, or at the Fund’s website at www.ellsworthfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

Declared Distribution
A distribution of $0.075 per share, derived from net investment income, was declared on October 15, 2012, payable November 21, 2012 to shareholders of record at the close of business October 26, 2012.

The Fund is a member of the Closed-End Fund Association (CEFA), a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Fund, is on its executive board.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase beneficial shares of the Fund from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

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Trustees

Each trustee is also a trustee of Bancroft Fund Ltd. (Bancroft) (a closed-end management investment company). Dinsmore Capital Management Co. (Dinsmore Capital) is the Fund’s investment adviser and is also the investment adviser to Bancroft. Because of this connection, the Fund and Bancroft make up a Fund Complex. Therefore, each trustee oversees two investment companies in the Fund Complex.

Personal Information	Principal Occupation(s) During Past Five Years; Other Directorship(s)

INDEPENDENT TRUSTEES

Kinchen C. Bizzell, CFA 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2015 Trustee since 2008 - Born 1954	Senior Counselor with Burson-Marsteller (a global public relations and communications firm); Trustee of Bancroft.

Elizabeth C. Bogan, Ph.D. 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2013 Trustee since 1986 - Born 1944	Senior Lecturer in Economics at Princeton University; Trustee of Bancroft.

Daniel D. Harding, CFA 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2017 Trustee since 2007 - Born 1952

Since 2008, managing partner of a private investment fund. Prior to 2008, Senior Advisor with Harding Loevner Management LP (an investment advisory firm); Trustee of Bancroft; Director of Legg Mason Trust Co. (global asset management firm).

Nicolas W. Platt 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2013 Trustee since 1997 - Born 1953

Since May 2011, partner at Point Capital Partners, LLC, a private merchant bank. Formerly Managing Director of FTI Consulting Inc. (an international consulting company)(March 2009 to May 2011) and Managing Director, Rodman & Renshaw, LLC (August 2006 to March 2009); Trustee of Bancroft.

INTERESTED TRUSTEES
Thomas H. Dinsmore, CFA (1)	Chairman and Chief Executive Officer of the Fund, Bancroft and Dinsmore Capital; Trustee of Bancroft and Director of Dinsmore Capital.
65 Madison Avenue, Suite 550
Morristown, NJ 07960
Term expires 2017
Trustee since 1986
Chairman of the Board since 1996 - Born 1953

Jane D. O’Keeffe (1)	President of the Fund, Bancroft and Dinsmore Capital; Trustee of Bancroft and Director of Dinsmore Capital.
65 Madison Avenue, Suite 550
Morristown, NJ 07960
Term expires 2015
Trustee since 1995 - Born 1955

(1) Mr. Dinsmore and Ms. O’Keeffe are considered interested persons because they are officers and directors of Dinsmore Capital. They are brother and sister.

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Principal Officers

The business address of each officer is 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Officers are elected by and serve at the pleasure of the Board of Trustees. Each officer holds office until the annual meeting to be held in 2013, and thereafter until his or her respective successor is duly elected and qualified.

Personal
Information	Principal Occupation(s) During Past Five Years

Thomas H. Dinsmore, CFA(1,3,4)	Trustee, Chairman and Chief Executive Officer of the Fund, Bancroft and Dinsmore Capital.
Trustee, Chairman and
Chief Executive Officer
Officer since 1986
Born 1953

Jane D. O’Keeffe (1,4,5)	Trustee and President of the Fund, Bancroft and Dinsmore Capital.
Trustee and President
Officer since 1994
Born 1955

Gary I. Levine (2)	Executive Vice President and Chief Financial Officer of the Fund, Bancroft and Dinsmore Capital since 2004. Secretary of the Fund, Bancroft and Dinsmore Capital. Treasurer of Dinsmore Capital.
Executive Vice President,
Chief Financial Officer and
Secretary
Officer since 1986
Born 1957

James A. Dinsmore, CFA (3,5)	Vice President of the Fund, Bancroft Fund and Dinsmore Capital since 2009.
Vice President
Officer since 2007
Born 1982

H. Tucker Lake, Jr. (4)	Vice President of the Fund, Bancroft and Dinsmore Capital.
Vice President
Officer since 1994
Born 1947

Germaine M. Ortiz (2)	Vice President of the Fund, Bancroft and Dinsmore Capital.
Vice President
Officer since 1996
Born 1969

Mercedes A. Pierre	Vice President and Chief Compliance Officer of the Fund, Bancroft and Dinsmore Capital since 2004.
Vice President and
Chief Compliance Officer
Officer since 1998
Born 1961

(1) Mr. Thomas Dinsmore and Ms. O’Keeffe are brother and sister.
(2) Ms. Ortiz is the first cousin of Mr. Levine’s wife.
(3) Mr. Thomas Dinsmore is the father of Mr. James Dinsmore.
(4) Mr. Lake is the first cousin of Mr. Thomas Dinsmore and Ms. O’Keeffe.
(5) Ms. O’Keeffe is the aunt of Mr. James Dinsmore.

Board of Trustees	Internet

Kinchen C. Bizzell, cfa	www.ellsworthfund.com
ELIZABETH C. BOGAN, Ph. D.	email: info@ellsworthfund.com
Thomas H. Dinsmore, cfa
Daniel D. Harding, cfa	Shareholder Services and Transfer Agent
Jane D. O’Keeffe
Nicolas W. Platt	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(888) 888-0314
www.amstock.com
Officers
Investment Adviser
Thomas H. Dinsmore, cfa
Chairman of the Board	Dinsmore Capital Management Co.
and Chief Executive Officer	65 Madison Avenue, Suite 550
Morristown, NJ 07960
Jane D. O’Keeffe	(973) 631-1177
President
Custodian of Securities
Gary I. Levine
Executive Vice President, Chief Financial Officer	Brown Brothers Harriman & Co.
and Secretary
Beneficial Share Listing
James A. Dinsmore, CFA
Vice President	NYSE MKT Exchange Symbol: ECF

H. Tucker Lake, Jr.	Legal Counsel
Vice President
Ballard Spahr LLP
Germaine M. Ortiz
Vice President	Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
Mercedes A. Pierre
Vice President and Chief Compliance Officer

Judith M. Dougherty
Assistant Vice President and Assistant Secretary

Joann Venezia
Assistant Vice President

ELLSWORTH FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.ellsworthfund.com

ITEM 2.    CODE OF ETHICS.

On April 16, 2007, the Board of Trustees of Ellsworth Fund Ltd. (the “Fund”) adopted a code of ethics that applies to the Fund’s principal executive officer (the “PEO”) and principal financial officer (the “PFO”). The code of ethics is available on the Fund’s website at www.ellsworthfund.com. Since the code of ethics was adopted, there have been no amendments to it nor have any waivers from any of its provisions been granted.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Fund has determined that Trustee and Audit Committee Chair, Daniel D. Harding, who is “independent” as such term is used in Form N-CSR, possesses the attributes required to be considered an audit committee financial expert under applicable federal securities laws.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Set forth in the table below are the aggregate fees billed to the Fund by its principal accountant, Tait, Weller & Baker LLP (“Tait Weller”), for professional services rendered to the Fund during the Fund’s last two fiscal years ended September 30, 2012 and 2011.

Fiscal Year-End October 31	Audit Fees (1)	Audit-Related Fees (2)	Tax Fees (3)	All Other Fees
2011	$36,000	$0	$3,100	$0
2012	$37,000	$0	$3,200	$0

(1)	The Fund’s Audit Committee pre-approves all Audit Fees, without exception.

(2)

The Fund’s Audit Committee pre-approves all Audit-Related Fees, with exceptions. For the Fund’s last two fiscal years ended September 30, 2012 and 2011, no Audit-Related Fees were approved by the Fund’s Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimis fees.

(3)

“Tax Fees” include those fees billed by Tait Weller in connection with its review of the Fund’s income tax returns for fiscal years 2011 and 2012. The Fund’s Audit Committee pre-approves all Tax Fees, with exceptions. For the Fund’s last two fiscal years ended September 30, 2012 and 2011, no Tax Fees were approved by the Fund’s Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimis fees.

Non-Audit Services

During each of the last two fiscal years ended September 30, 2012 and 2011, Tait Weller did not provide any non-audit services to the Fund, with the exception of the services for which the Fund paid the Tax Fees noted above. Tait Weller did not provide any non-audit services to the Fund’s investment adviser, Dinsmore Capital Management Co. (“Dinsmore Capital”) or its affiliates or otherwise bill the Fund or Dinsmore Capital or its affiliates for any such non-audit services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Fund by its independent registered public accountant before they are provided to the Fund.  Such pre-approval also includes the proposed fees to be charged by the independent registered public accountant for such services.  The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are “independent,” as such term is used in Form N-CSR.  Any such member’s decision to pre-approve audit and/or non-audit services and related fees is presented to the full Audit Committee, solely for informational purposes, at its next scheduled meeting.

 The Audit Committee also pre-approves non-audit services to be provided by the Fund’s independent registered public accountant to the Fund’s investment adviser if the engagement relates directly to the operations and financial reporting of the Fund and if the Fund’s independent registered public accountant is the same as, or affiliated with, the investment adviser’s independent registered public accountant.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the members of such committee are:

KINCHEN C. BIZZELL

ELIZABETH C. BOGAN, PH.D.

DANIEL D. HARDING (Chair)

(b) Not applicable.

ITEM 6.    INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers as of September 30, 2012 is included as part of the report to shareholders, filed under Item 1 of this certified shareholder report on Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Bancroft Fund Ltd.

Ellsworth Fund Ltd.

Dinsmore Capital Management Co.

Proxy Voting Guidelines

(Amended July 19, 2012)

These proxy voting guidelines have been adopted by the Boards of Trustees of Bancroft Fund Ltd. and Ellsworth Fund Ltd. (collectively, the “Funds”), as well as by the Board of Directors of Dinsmore Capital Management Co. (“Dinsmore”).

The Boards of Trustees of the Funds have delegated to Dinsmore responsibility for voting proxies received by the Funds in their capacities as shareholders of various companies.  The Boards recognize that, due to the nature of the Funds’ investments, the Funds do not receive proxies on many of their holdings.

Dinsmore exercises its voting responsibility with the overall goal of maximizing the value of the Funds’ investments.  The portfolio managers at Dinsmore oversee the voting policies and decisions for the Funds.  In evaluating voting issues, the portfolio managers may consider information from many sources, including management of a company presenting a proposal, shareholder groups, research analysts, and independent proxy research services.

Set forth below are the proxy voting guidelines:

A.

Matters Related to the Board of Directors

1.

The Funds generally will support the election of nominees recommended by management for election as directors.  In determining whether to support a particular nominee, Dinsmore will consider whether the election of such nominee will cause the board of directors of such nominee’s company to have less than a majority of independent directors.

2.

The Funds generally will support proposals to de-classify boards of directors if fewer than 66 2/3% of the directors are independent, and will generally vote against proposals to classify boards of directors.

3.

The Funds generally will withhold a vote in favor of a director who has served on a committee which has approved excessive compensation arrangements or proposed equity-based compensation plans that unduly dilute the ownership interests of stockholders.

B.

Matters Related to Independent Auditors

1.

The Funds generally will vote in favor of independent accountants approved by an issuer.  Prior to such vote, however, Dinsmore will take into consideration whether non-audit fees make up more than 50 to 75% of the total fees paid by such issuer to the independent auditors, and the nature of the non-audit services provided.

C.

Corporate Governance Matters

1.

Except as provided in Section E.1, as a general rule, the Funds will vote against proposals recommended by management of a company that are being made primarily to implement anti-takeover measures, and will vote in favor of proposals to eliminate policies that are primarily intended to act as anti-takeover measures.

2.

Subject to the other provisions of these guidelines, including without limitation provision C.1. above, the Funds generally will vote in accordance with management’s recommendations regarding routine matters, including the following:

a.

Fixing number of directors;

b.

Stock splits; and

c.

Change of state of incorporation for specific corporate purposes.

D.

Matters Related to Equity-Based Compensation Plans

1.

The Fund generally will vote in favor of broad-based stock option plans for executives, employees or directors which would not increase the aggregate number of shares of stock available for grant under all currently active plans to over 10% of the total number of shares outstanding.

2.

The Funds generally will vote in favor of employee stock purchase plans and employee stock ownership plans permitting purchase of company stock at 85% or more of fair market value.

E.

Other Matters

1.

Contested situations will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore principally responsible for the particular portfolio security.

2.

The Funds may, in their discretion, abstain from voting shares that have been recently sold.

3.

The Funds generally will abstain from voting on issues relating to social and/or political responsibility.

4.

Proposals that are not covered by the above-stated guidelines will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore principally responsible for the particular portfolio security.

F.

Material Conflicts of Interest

1.

Conflicts of interest may arise from time to time between Dinsmore and the Funds.  Examples of conflicts of interests include:

a.

Dinsmore may manage a pension plan, administer employee benefit plans, or provide services to a company whose management is soliciting proxies;

b.

Dinsmore or its officers or directors may have a business or personal relationship with corporate directors, candidates for directorships, or participants in proxy contests;

c.

Dinsmore may hold a position in a security contrary to shareholder interests.

2.

If a conflict of interest arises with respect to a proxy voting matter, the portfolio manager will promptly notify the Funds’ Audit Committee and counsel for independent trustees and the proxies will be voted in accordance with direction received from the Audit Committee.

G.

Amendments

1.

Any proposed material amendment to these Guidelines shall be submitted for review and approval to:

a.

the Funds’ Board of Trustees, including a majority of the disinterested trustees; and

b.

the Adviser’s Board of Directors.

2.

Non-material amendments to these Guidelines may be made by the Chair of the Funds, upon consultation with counsel to the Funds and the Funds’ Chief Compliance Officer, and will be reported to the Funds’ Board of Trustees at their next scheduled in-person meeting.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) As of December 7, 2012, Mr. Thomas H. Dinsmore, Chairman and Chief Executive Officer, Ms. Jane D. O’Keeffe, President, and Mr. James A. Dinsmore, Vice President, comprise the three-person portfolio management team of the Fund.  Mr. Thomas H. Dinsmore has served as portfolio manager since 1996.  Ms. O’Keeffe and Mr. James Dinsmore became co-portfolio managers on January 1, 2011.  Mr. Thomas H. Dinsmore is the lead member of the portfolio management team.

Since 1994, Ms. O’Keeffe has served as President of the Fund and of Dinsmore Capital (the “Advisor”), as well as Managing Director of Research for the Advisor. Mr. James A. Dinsmore has served as Vice President of the Fund and of the Advisor since 2007 and also has been a research analyst for the Advisor since 2004.

Messrs. Thomas H. Dinsmore and James A. Dinsmore and Ms. O’Keeffe receive investment recommendations from a team of research analysts prior to making investment decisions about transactions in the portfolio.  Generally, the co-portfolio managers make decisions jointly about any transactions in the Fund’s portfolio, but each co-portfolio manager may do so independently as well.

(2)  The portfolio management team comprised of Mr. Thomas H. Dinsmore, Ms. Jane D. O’Keeffe and Mr. James A. Dinsmore is also primarily responsible for the day-to-day management of one registered investment company, Bancroft Fund Ltd. (“Bancroft”), with total assets of $103,050,010 as of November 30, 2012.  The portfolio management team does not manage any accounts or assets with performance-based advisory fees.  Mr. Thomas Dinsmore is Chairman and Chief Executive Officer, Ms. O’Keeffe is President and Mr. James Dinsmore is Vice President of Bancroft.  This information is as of December 7, 2012.  The Fund and Bancroft have similar investment objectives and strategies.  As a result, material conflicts of interest may arise between the two funds if a security is not available in a sufficient amount to fill open orders for both funds.  To deal with these situations, the investment adviser for the Fund and Bancroft has adopted Trade Allocation Procedures (the “Allocation Procedures”).  The Allocation Procedures set forth a method to allocate a partially filled order among the funds.  Pursuant to the method, the amount of shares that each fund purchases is allocated pro rata based on the dollar amount of each fund’s intended trade or, if the order is subject to a minimum lot size, as closely as possibly to such an allocation.

The Allocation Procedures permit Dinsmore Capital to allocate an order in a way that is different from the method set forth above if (i) each fund is treated fairly and equitably and neither fund is given preferential treatment, and (ii) the allocation is reviewed by the chief compliance officer of Dinsmore Capital.

(3) This information is as of December 7, 2012.  The Portfolio Management team is compensated by Dinsmore Capital through a three-component plan, consisting of a fixed base salary, annual cash bonus, and benefit retirement plan.  Their compensation is reviewed and approved by Dinsmore Capital’s Board of Directors annually.  Their compensation may be adjusted from year to year based on the perception of Dinsmore Capital’s Board of Directors of the team’s overall performance and their management responsibilities.  Their compensation is not based on (i) a formula specifically tied to the performance of the Fund or Bancroft, including performance against an index or (ii) the value of assets held in the Fund’s portfolio.

(4) As of December 7, 2012, Mr. Thomas Dinsmore’s beneficial ownership in the Fund’s shares was in the range of $100,001-$500,000.  Ms. O’Keeffe’s beneficial ownership in the Fund’s shares was also in the range of $100,001-$500,000.  Mr. James Dinsmore’s beneficial ownership in the Fund’s shares was in the range of $10,001-$50,000.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities registered by the Fund pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or Item 10 of this Form N-CSR.

ITEM 11.    CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning the effectiveness of controls and procedures:

(a) As of December 7, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Fund, including the PEO and the PFO, to assess the effectiveness of the Fund’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) (17 CFR 270.30a-3(c)) under the Investment Company Act of 1940, as amended (the “Act”). Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the Fund’s officers, including the PEO and PFO, concluded that, as of December 7, 2012, the Fund’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission and (2) that material information relating to the Fund is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

(a)(1) Not applicable. See the Fund’s response to Item 2, above.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Fund to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ellsworth Fund Ltd.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   December 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   December 7, 2012

By:      /s/ Gary I. Levine

Gary I. Levine

Chief Financial Officer

(Principal Financial Officer)

Date:   December 7, 2012